SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


         Date of Report (date of earliest event reported): June 30, 1998



                         CarrAmerica Realty Corporation
                       (formerly Carr Realty Corporation)
             (Exact name of registrant as specified in its charter)



       Maryland                       1-11706                 52-1796339
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)                File No.)            Identification No.)



                   1850 K Street, N.W., Washington, D.C. 20006
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (202) 729-7500

                                    FORM 8-K/A


ITEM 7.  Financial Statements and Exhibits.





         (A)      Pro Forma Financial Information.

                  Attached hereto as Exhibit 99.2 are a pro forma condensed consolidated balance sheet (unaudited) at March 31, 1998.





         (b)      Exhibits

                  Exhibit
                  Number
                 ---------

99.2              Pro Forma Financial Information.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: July 8, 1998



                                            CARRAMERICA REALTY CORPORATION



                                            By:      /s/ Brian K. Fields
                                                     -----------------------
                                                     Brian K. Fields
                                                     Chief Financial Officer